SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2006

DREW INDUSTRIES INCORPORATED

Delaware	0-13646	13-3250533
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

200 Mamaroneck Avenue, White Plains, New York	10601
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(914) 428-9098

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

The Registrant amended the existing Change of Control Agreements with Mr. Zinn and Mr. Milman to delete from the events of default that could result in a change of control, ownership of less than 10 percent of the Company’s voting securities by Edward W. Rose, III, because Mr. Rose currently owns less than 10 percent.

Item 9.01    Financial Statements and Exhibits

Exhibits.

10.1	Change of Control Agreement between Registrant and Fredric M. Zinn.

10.2	Change of Control Agreement between Registrant and Harvey F. Milman.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREW INDUSTRIES INCORPORATED

(Registrant)

By:	/s/ Fredric M. Zinn
Fredric M. Zinn
Executive Vice President and Chief Financial Officer

Dated: March 6, 2006